UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

AUDACY, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor
Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former name or former address, changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	AUD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On May 14, 2021, the Board of Directors of Audacy, Inc. (the “Company”) approved a restatement of each of the following documents: (A) the Audacy Nonemployee Director Compensation Policy; (B) the Audacy Equity Compensation Plan; (C) the Audacy Employee Stock Purchase Plan; and (D) the Audacy Acquisition Equity Compensation Plan (formerly the QLGG 2017 Stock Incentive Plan). The change(s) to each of these documents was to effectuate the change of the Company’s name from “Entercom Communications Corp.” to “Audacy, Inc.”

These documents are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2021, the Board of Directors of the Company approved a restatement of the Company’s Articles of Incorporation and Bylaws to effectuate the change of the Company’s name from “Entercom Communications Corp.” to “Audacy, Inc.”

On May 19th, 2021, the Company filed Articles of Amendment (the “Amendment”) with the Secretary of State of the Commonwealth of Pennsylvania to amend and restate the Company’s Articles of Incorporation. The Company’s Amended and Restated Articles of Incorporation consolidates all prior amendments and removes references to series of preferred stock which are no longer outstanding, including: (A) the Series A Cumulative Convertible Preferred Stock; (B) the Series A Junior Participating Convertible Preferred Stock; and (C) the Series B Junior Participating Convertible Preferred Stock. The Amendment was approved by the Board of Directors of the Company in accordance with the Pennsylvania Business Corporation Law as amended.

The Company’s Amended and Restated Articles of Incorporation are filed herewith as Exhibit 3.1. The Company’s Amended and Restated Bylaws are filed herewith as Exhibit 3.2.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 14, 2021, the Board of Directors of the Company approved a restatement of the Company’s Code of Conduct (which includes the Company’s Code of Ethics) to effectuate the change of the Company’s name from “Entercom Communications Corp.” to “Audacy, Inc.”

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On May 14, 2021, the Company held its 2021 Annual Meeting of Shareholders.

(b)	The following matters were voted on at the Company’s 2021 Annual Meeting of Shareholders:

(i)

the election of one Class A Director, in Board Class I, for a three-year term expiring at the Company’s 2024 annual meeting of shareholders or until such Class A Director’s successor is duly elected and qualified;

(ii)

the election of two other Directors, each in Board Class I, for a three-year term expiring at the Company’s 2024 annual meeting of shareholders or until each such Director’s successor is duly elected and qualified; and

(iii)	the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021.

At the Company’s 2021 Annual Meeting of Shareholders:

(I)

David Levy was elected as a Class A Director, in Board Class I, for a three-year term expiring at the Company’s 2024 annual meeting of shareholders or until his successor is duly elected and qualified;

(II)

Louise Kramer and Susan Neely were each elected as a Director, in Board Class I, for a three year-term expiring at the Company’s 2024 annual meeting of shareholders or until each such Director’s successor is duly elected and qualified; and

(III)	the Company’s shareholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021.

The voting results were as follows:

(A)	Election of one Class A Director in Board Class I:

Nominee	For	Withheld	Broker Non-Votes
David Levy	72,516,941	5,724,059	28,463,977

(B)	Election of two other Directors in Board Class I:

Nominee	For	Withheld	Broker Non-Votes
Louise C. Kramer	110,873,548	7,819,442	28,463,977
Susan K. Neely	110,280,776	8,412,214	28,463,977

(C)	Ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
144,662,859	332,904	2,161,204	-

Item 9.01.	Exhibits

(d)	Exhibits

Exhibit No.	Title

3.1#	Amended and Restated Articles of Incorporation of Audacy, Inc.

3.2#	Amended and Restated Bylaws of Audacy, Inc.

10.1#	Audacy Nonemployee Director Compensation Policy

10.2#	Audacy Equity Compensation Plan

10.3#	Audacy Employee Stock Purchase Plan

10.4#	Audacy Acquisition Equity Compensation Plan

104	Cover Page Interactive Data File (embedded within the XBRL file)

#	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Audacy, Inc.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: May 19, 2021

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